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                         [DELOITTE & TOUCHE LETTERHEAD]


                                                                    EXHIBIT 23.1




INDEPENDENT AUDITORS' CONSENT


Board of Directors
The Good Guys, Inc.

We consent to the incorporation by reference in Registration Statement Nos. 33-5935, 33-19342, 33-32986, 33-38749, 33-39421,33-60957 and 333-67545 of The
Good Guys, Inc. on Form S-8 of our report dated November 6, 1998, incorporated by reference in this Annual Report on Form 10-K of The Good Guys, Inc. for the fiscal year ended September 30, 1998.



DELOITTE & TOUCHE LLP

December 22, 1998